SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.[  ] )

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Solar3D, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Solar3D, Inc.
26 West Mission Avenue #8
Santa Barbara, CA 93101

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 20, 2015
Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Solar3D, Inc. The meeting will be held on November 20, 2015 at 9:00 a.m. (local time) at the Grand America Hotel, 555 Main Street, Salt Lake City, UT 84111, for the following purposes:

1.	To elect seven (7) directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
2.	To ratify the selection of Liggett, Vogt & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2015.
3.	To conduct an advisory vote on executive compensation.
4.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation.
5.	To approve the Solar3D, Inc. 2015 Equity Incentive Plan.
6.	To approve the Company’s Amended and Restated Bylaws.
7.	To approve the Company’s Amended and Restated Certificate of Incorporation.
8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is October 13, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ James B. Nelson,
Director and Chief Executive Officer

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone. Instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 20, 2015.

Our proxy statement and Annual Report on Form 10-K, which are enclosed with this mailing, are also available at www.investorvote/SLTD.

Solar3D, Inc.
26 West Mission Avenue #8
Santa Barbara, CA 93101

PROXY STATEMENT
FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Solar3D, Inc. (“Solar3D”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of shareholders of the Company to be held on November 20, 2015 at 9:00 a.m. (local time) at the Grand America Hotel, 555 Main Street, Salt Lake City, UT 84111 (the “Annual Meeting”).

Additional copies of this proxy statement and the Annual Report on Form 10-K, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company's Secretary, 26 West Mission Avenue #8, Santa Barbara, CA 93101.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to be Held on November 20, 2015

This proxy statement, form of proxy, and the accompanying Annual Report on Form 10-K are available at www.investorvote/SLTD.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the directors of the Company. Shareholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Annual Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES

The close of business on October 13, 2015 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote 17,734,834 shares of common stock, each of which is entitled to one vote on each matter at the Annual Meeting.

Pursuant to the Company’s bylaws the vote of: (i) a plurality of the shares of common stock present in person or by proxy and entitled to vote will be required to elect directors, (ii) a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2015 and approve the Solard3D, Inc. 2015 Equity Incentive Plan; and (iii) a majority of the shares of common stock issued and outstanding as of the record date will be required to approve the Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation. With respect to the advisory votes on executive compensation and the frequency of future advisory votes on executive compensation, see “How many votes are needed to approve each Proposal?”

The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Annual Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of Solar3D, Inc. is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Friday, November 20, 2015 at 9:00 a.m. (local time) at the Grand America Hotel, 555 Main Street, Salt Lake City, UT 84111. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

We are mailing this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2014 on or about October 16, 2015 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on October 13, 2015, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On October 13, 2015, there were 17,734,834 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on October 13, 2015, your shares of Solard3D, Inc. common stock were registered directly in your name with our transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 13, 2015, your shares of Solar3D, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are seven matters scheduled for a vote at the Annual Meeting: (1) to elect seven (7) directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified, (2) to ratify the selection of Liggett, Vogt & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2015, (3) to conduct an advisory vote on executive compensation, (4) to conduct an advisory vote on the frequency of future advisory votes on executive compensation, (5) to approve the Solar3D, Inc. 2015 Equity Incentive Plan, (6) to approve the Company’s Amended and Restated Bylaws, and (7) to approve the Company’s Amended and Restated Certificate of Incorporation.

Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of October 13, 2015.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone, or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•
To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the board of directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any other proposals, except for Proposal 4, for which you may vote for the option of one year, two years or three years, or to abstain.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors or for proposals 3 or 4. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, on the advisory vote for executive compensation, on the advisory vote on the frequency of future advisory votes on executive compensation, for approval of the Solar3D, Inc. 2015 Equity Incentive Plan, for approval of the Company’s Amended and Restated Bylaws, or for approval of the Company’s Amended and Restated Certificate of Incorporation, but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm).

How many votes are needed to approve each Proposal?

Proposal 1 Election of directors

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the seven (7) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

Proposal 2 Ratification of the selection of Liggett, Vogt & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2015.

To be approved, the ratification of the selection of Liggett, Vogt & Webb, P.A. as our independent auditors for our 2015 fiscal year, must receive “For” votes from the holders of a majority of shares common stock present in person or by proxy and entitled to vote.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

Proposal 3 Advisory Vote on Executive Compensation

The advisory vote on executive compensation (Proposal 3) will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in Proposal 3 and below in Proposal 4 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Proposal 4 Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

With regard to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 4), votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. A vote cast on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

Proposal 5 Approval of the Solar3D, Inc. 2015 Equity Incentive Plan

Approval of the Solar3D, Inc. 2015 Equity Incentive Plan will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

Proposal 6 Approval of Amended and Restated Bylaws

Approval of the Company’s Amended and Restated Bylaws will require “For” votes from the holders of a majority of our shares outstanding as of the record date.  If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will also have the same effect as “Against” votes.

Proposal 7 Approval of Amended and Restated Certificate of Incorporation

Approval of the Company’s Amended and Restated Certificate of Incorporation will require “For” votes from the holders of a majority of our shares outstanding as of the record date.  If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will also have the same effect as “Against” votes.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a written notice that you are revoking your proxy to Corporate Secretary, Solar3D, Inc., 26 West Mission Avenue #8, Santa Barbara, CA 93101.
•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
•	If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the “SEC”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by June 18, 2016 to our Corporate Secretary, Solar3D, Inc., 26 West Mission Avenue #8, Santa Barbara, CA 93101.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of October 13, 2015 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Common Stock
	Number of
	Shares	Percentage
Name of Beneficial Owner (1)	Owned (2)	Owned (2)(3)

James Nelson	172,000	*
Tracy Welch (4)	12,000	*
Mark Richardson (5)	107,681	*
Abe Emard	710,344	4.0%
Frank Hunt (6)	4,273	*
John Van Slooten (6)	27,762	*
Brigham Tomco	-	-
Shane Mace	-	-
All officers and directors as a group (8 persons)	1,034,060	5.8%

* Less than 1%.

(1)           The address for our officers and directors is c/o of the Company, 26 West Mission Avenue #8, Santa Barbara, California 93101.

(2)           Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 13, 2015 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)           Percentage based on 17,734,834 shares of common stock issued and outstanding at October 13, 2015.

(4)           Includes 6,000 shares issuable upon exercise of warrants. Mr. Welch has been issued a restricted stock grant of 115,384 shares that has not vested.

(5)           Includes 75,056 shares issuable upon exercise of options.

(6)          Includes 4,273 options to purchase shares of common stock vested or to be vested within 60 days of October 13, 2015.

PROPOSAL 1
ELECTION OF DIRECTORS

At this Annual Meeting, seven (7) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company's next annual meeting of shareholders and until a successor is elected and qualified. All of the nominees currently serve on the Board.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Background of Nominees

BOARD NOMINEES

Name	Age
James Nelson	62

Abe Emard	38

Mark J. Richardson	62

Frank L. Hunt	64

John D. Van Slooten	54

Brigham Tomco	35

Shane Mace	50

James B. Nelson has been a director and Chief Executive Officer of Solar3D since October 2010 and the president of Solar3D since August 2012. Mr. Nelson also served as Interim Chief Financial Officer from August 2012 until February 2014. Mr. Nelson is also a director of Solar United Networks, Inc. (“SUNworks”), a division of the Company, a position he has held since February 1, 2014.  Mr. Nelson began his executive career 30 years ago at Bain and Company, a business strategy consulting firm, where he managed a team of consultants on four continents solving CEO-level programs for global companies. Prior to joining Solar3D, he spent 20 years working in the private equity industry as both a capital partner and operating CEO to portfolio companies. Mr. Nelson was a general partner at Peterson Partners (2007-2009) and at Millennial Capital Partners (1991-2010--previously known as Invest West Capital). In addition to his responsibilities in acquisition and divestiture, Mr. Nelson worked as an executive of a number of portfolio companies. He served as chief executive officer of Euro-Tek Store Fixture, LLC, chairman of the board of American Retail Interiors, chairman of the board and chief executive officer of Panelview Inc. and chairman of the board of Critical Power Exchange, as well as sitting on numerous boards both in and out of the private equity funds’ portfolios. Prior to his years in private equity, Mr. Nelson served as Vice President of Marketing at Banana Republic/The Gap, where he managed company-wide marketing, as well as the initial international expansion of Banana Republic. He was also general manager for Banana Republic’s catalog division. He also served as Vice President of Marketing and Corporate Development at Saga Corporation, a multi-billion dollar food service company. Mr. Nelson received his MBA from Brigham Young University, where he graduated summa cum laude and was named the Outstanding Master of Business Administration Graduate.

The Board believes that Mr. Nelson is qualified to serve as a director because of his extensive experience as an executive and as a strategic consultant.

Abe Emard is the Chief Executive Officer of SUNworks, and is actively engaged in the design, installation and management of solar energy solutions for commercial, agricultural and residential customers. Mr. Emard is a co-founder of SUNworks and has served as CEO since the company's inception in February 2011. Mr. Emard has served as a director of the Company since December 2014. From 2000 until co-founding SUNworks, he worked for Emard Electric, Inc. as its Project Manager, Vice President and Business Development Officer. Mr. Emard is pursuing a construction management degree from the University of California at Davis extension program and holds the company’s electrical C-10 License. He is a certified installer for Canadian Solar, Sharp, AE Solaron, SunPower and PV Powered.

The Company’s Board of directors believes that Mr. Emard is qualified to serve as a director because of his background with more than fifteen years’ electrical and solar construction management experience.

Mark J. Richardson has served as a director of the Company since July 2014 and previously served as a director of Solar3D from October 2008 through February 2014. Mr. Richardson has been a securities lawyer since he graduated from the University of Michigan Law School in 1978. He practiced as an associate and partner in large law firms until 1993, when he established his own practice under the name Richardson & Associates. He has been the principal securities counsel on a variety of equity and debt placements for corporations, partnerships, and real estate companies. His practice includes public and private offerings, venture capital placements, debt restructuring, compliance with federal and state securities laws, representation of publicly traded companies, Nasdaq filings, corporate law, partnerships, joint ventures, mergers, asset acquisitions, and stock purchase agreements. As a partner in a major international law firm in the 1980’s, Mr. Richardson participated in the leveraged buyout and recapitalization of a well-known producer of animated programming for children, financed by Prudential Insurance and Bear Stearns, Inc. He was also instrumental in restructuring the public debentures of a real estate company without resorting to a bankruptcy proceeding. From 1986 to 1993 Mr. Richardson was a contributing author to State Limited Partnerships Laws – California Practice Guide, Prentice Hall Law and Business. Prior to receiving his Juris Doctor degree cum laude from the University of Michigan Law School in 1978, Mr. Richardson received a Bachelor of Science degree summa cum laude in Resource Economics from the University of Michigan School of Natural Resources in 1975, where he earned the Bankstrom Prize for academic excellence and achieved Phi Beta Kappa honors. Mr. Richardson is an active member of the Los Angeles County and California State Bar Associations, including the Section on Corporations, Business and Finance and the Section on Real Estate.

The Board of Directors believes that Mr. Richardson is qualified to serve as a director because of his background as a securities attorney with over twenty years’ experience representing small and mid-sized companies.

Frank Hunt has served as a director of the Company since December 2014. Mr. Hunt is the owner of Hunt Business Consulting, a company that provides consultation to companies regarding current requirements under GAAP, where Mr. Hunt provides consulting service since 2010. Mr. Hunt has over 30 years of experience as a CPA and served as a member (partner) of HJ & Associates, LLC, a public accounting firm, from 1995 to 2010. Mr. Hunt has previously served on the board and advisory committee for both public and private companies. Currently, Mr. Hunt is serving on the advisory board for Independent Stock Market and American Gunity companies. Mr. Hunt served as the Audit Committee Chairman for Cereplast, Inc., a public company, from September 2010 until March 2014. Mr. Hunt received a Bachelor of Science degree from Brigham Young University.

Mr. Hunt’s thirty years of experience in public accounting bring to the board a broad knowledge of public finance, audit processes, and compliance expertise.

John Van Slooten has served as a director of the Company since December 2014. Mr. Van Slooten has been the Managing Partner of Intrepid Equity Partners since 2013. From 2007 until 2013 he served as the Managing Partner of Atlanta-based VVS Capital. Previously, Mr. Van Slooten served as a Managing Director at SunTrust Robinson Humphrey Capital Markets. He has over 25 years’ experience in private equity and the capital markets. He has executed private equity investments in a variety of industries. He has worked for Standard Chartered Bank and First Interstate Bank Ltd. He holds a Bachelor of Science in Accounting and an MBA from Brigham Young University.

Mr. Van Slooten’s twenty-five years of experience in management, public finance and private equity bring to the board a broad knowledge of public company management, and investment community relationships among institutional investors, analysts and investment bankers.

Brigham Tomco has served as a director of the Company since April 2015. Since 2010, Mr. Tomco has served as the Chairman and Founder of Zylun Global, a private equity backed investment holding company, and is the Founder of its operating entities Zylun Staffing, Zylun Insights, and Emmersion Learning. Zylun Staffing is an offshore technical outsourcing firm with offices in Utah and the Philippines. Zylun Insights is a market and opinion research firm with offices in Utah and Idaho. Emmersion Learning is a language education company focused on live one-on-one teaching.  In addition, Mr. Tomco sits on multiple boards including the Presidents Advancement Council at BYU-Idaho, Foundation Investment Committee at Utah Valley University, Q-Sciences, and Oxzen Media. From 2011 until 2012, he was an Adjunct Professor at Brigham Young University-Marriott School teaching Financing New Ventures. Prior to Zylun, Brigham worked at Ocean Road Advisors and Meyer Ventures, an $800+ million portfolio investing in public and private equities, hedge funds, real estate, venture capital, high-yield debt, and fixed income. He earned his JD/MBA and Accounting degrees at Brigham Young University and an AA in Management from Ricks College.

Shane Mace has served as a director of the Company since October 2015. Since 2004, Mr. Mace has been a member owner of Buffalo Hump, LLC, based in Meridian, Idaho, which is engaged in real estate development and property management. In 2013, Mr. Mace became a member owner of Long Rod Equipment, LLC, also based in Meridian, Idaho, which is engaged in aircraft and construction equipment leasing. Immediately prior to his current positions, from 2002-2012, Mr. Mace was the Founder, President, and Chief Executive Officer of Track Utilities, LLC (“Track”) in Meridian, Idaho. Track provides mission-critical electric and telecommunications infrastructure services in the Northwest and Intermountain West through its skilled labor force. Mr. Mace holds a BS degree in finance from the College of Idaho and is well versed in financial statements and analysis with more than twenty-six (26) years of experience performing accounting and financial tasks.  Mr. Mace qualifies to serve on the Company’s Board of Directors because of his extensive experience as a member/owner of other businesses and his accounting and financial background.

Information Regarding the Board and its Committees

Family Relationships

There are no family relationships among our executive officers and directors with the exception that Mr. Nelson is the first cousin of Mr. Hunt’s wife.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

●
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Meeting and Attendance

During 2014, our board held 4 meetings, and also took certain actions by unanimous written consent. No board member attended fewer than 75% of the total board meetings or of meetings held by all committees on which he served during 2014.

Board Independence

Our Board of Directors has determined that each of Messrs Hunt, Van Slooten, Richardson, Tomco and Mace are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Board Committees

We have an audit committee, a corporate governance/nominating committee and a compensation committee.

Audit Committee.  The Board has a standing Audit Committee, consisting of Messrs. Frank Hunt (Chairman),  Brigham Tomco and Shane Mace. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The audit committee charter is available on the Company’s website (www.solar3d.com). The Audit Committee was formed in 2015 and thus did not meet during 2014.

The Audit Committee’s responsibilities include (1) the integrity of the Company’s financial statements and disclosures; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s internal audit function and independent registered public accounting firm; (4) the adequacy and effectiveness of the Company’s internal controls; (5) the Company’s compliance with legal and regulatory requirements; and  (6) the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in the Company’s business. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Board has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Mr. Hunt is an “audit committee financial expert” serving on its Audit Committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Corporate Governance/Nominating Committee. The Board has a standing Corporate Governance/Nominating Committee. The Nominating and Governance Committee consists of Messrs. John Van Slooten, Frank L. Hunt, and Mark J. Richardson (Chairman). The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The corporate governance/nominating committee charter is available on the Company’s website (www.solar3d.com). The Corporate Governance/Nominating Committee was formed in 2015 and thus did not meet in 2014.

The Corporate Governance/Nominating Committee has been established by the Board in order, among other things to:  (1) develop and recommend to the Board the Corporate Governance Guidelines of the Company and oversee compliance therewith;  (2) assist the Board in effecting Board organization, membership and function including identifying qualified Board nominees; (3) assist the Board in effecting the organization, membership and function of Board committees including the composition of Board committees and recommending qualified candidates therefor; (4) evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and (5) to develop criteria for Board membership, such as independence, term  limits, age limits and ability of former employees to serve on the Board and the evaluation of candidates' qualifications for nominations  to the Board its committees as well as removal therefrom, respectively.

The Corporate Governance/Nominating Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders, but adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by shareholders. The Corporate Governance/Nominating Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Corporate Governance/Nominating Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.
The Board has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” under the current listing standards of NASDAQ.

Compensation Committee.   The Board has a standing Compensation Committee. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2014 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Messrs. John Van Slooten (Chairman) and Mark J. Richardson. The Compensation Committee has no interlocks with other companies. The compensation committee charter is available on the Company’s website (www.solar3d.com). The Compensation Committee was formed in 2015 and thus did not meet during 2014.

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers. The Committee has overall responsibility for evaluating the Company’s compensation and benefit plans, policies and programs and insuring overall alignment to the corporate compensation philosophy. The Compensation Committee also is responsible for preparing any report on executive compensation required by the rules and regulations of the SEC.

The Board has determined that all of the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.

Code of Conduct

We have adopted a code of conduct that applies to all of our directors, officers and employees.  The text of the code of conduct has been posted on our internet website and can be viewed at http://www.solar3d.com/about.php.  Any waiver of the provisions of the code of conduct for executive officers and directors may be made only by the audit committee and, in the case of a waiver for members of the audit committee, by the Board of Directors. Any such waivers will be promptly disclosed to our shareholders.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

Our board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Our board has not selected a Chairman of the Board.

While management is responsible for managing the day-to-day issues faced by the Company, our board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the board is regularly informed by each committee about such risks. In this manner the board is able to coordinate its risk oversight.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

Solar3D, Inc.
c/o Corporate Secretary
26 West Mission Avenue #8
Santa Barbara, CA 93101

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We have scheduled a board of directors meeting in conjunction with our annual meeting of stockholders and, while we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting. We did not hold an annual shareholder meeting in 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC and with any exchange on which the Company’s securities are traded. Officers, directors and persons owning more than ten percent of such securities are required by SEC regulation to file with the SEC and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To our knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that two Form 4’s were filed late by James Nelson, as a result of which two transactions were not reported on a timely basis, and a Form 3 was filed late by Abe Emard.

Transactions with Related Persons

On January 31, 2014, the Company closed the acquisition of 100% of the issued and outstanding common stock of Solar United Networks, Inc. (“SUNworks”) from the three current executive officers of SUNworks and one other shareholder, in consideration for cash and convertible promissory notes.  Three of the sellers of the common stock of SUNworks also entered into employment agreements with us. The terms and conditions of the acquisition and employment, and copies of the related material agreements, are included in Current Reports on Form 8-K filed by us with the Securities and Exchange Commission on November 1, 2013 and February 3, 2014.

Required Vote

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the seven (7) director nominees with the most affirmative votes will be elected.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF LIGGETT, VOGT & WEBB, P.A.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Liggett, Vogt & Webb, P.A. as the Company’s independent registered public accounting firm for fiscal 2015.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Liggett, Vogt & Webb, P.A. is not expected to be present in person but will attend telephonically at the 2015 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

On January 15, 2015, HJ Associates & Consultants, L.L.P. (“HJ”) resigned as the independent registered public accounting firm for the Company.

During the fiscal years ended December 31, 2013 and December 31, 2012, HJ’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was modified as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2013 and December 31, 2012 and the subsequent interim period through January 15, 2015, (i) there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HJ, would have caused HJ to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided HJ with a copy of the disclosures made in the Company’s Current Report on Form 8-K filed on January 20, 2015, and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosure. A copy of the letter was filed as Exhibit 16.1 to such Current Report.

On January 16, 2015, the Company’s Board of Directors approved the engagement of Liggett, Vogt & Webb P.A. (“LVW”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.

During the years ended December 31, 2013 and December 31, 2012 and the subsequent interim period through January 16, 2015, the date of engagement of LVW, the Company did not consult with LVW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2014 and 2013 were: $110,000, and $80,000, respectively. The fees for 2014, include $40,000 billed by HJ, who served as the Company’s independent registered public accountants until January 15, 2015, and $70,000 in fees billed by LVW, our independent auditors for the year ended December 31, 2014 audit.

Audit-Related Fees

No fees were billed to the Company in either of the last two fiscal years for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under “Audit Fees” above for the fiscal years ending December 31, 2014 and 2013.

Tax Fees

No fees were billed to the Company for professional services rendered by the Company’s principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2014 and 2013.

All Other Fees

Other fees billed to the Company for professional services provided by the Company’s principal accountant, other than the services reported above, for the fiscal years ending December 31, 2014 and 2013 were $500 and $750, for advisory services.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee’s policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the board’s review, the board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At audit committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The audit committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The audit committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of Liggett, Vogt & Webb, P.A. as our independent registered public accounting firm for the year ending December 31, 2015.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF LIGGETT, VOGT & WEBB, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

Membership and Role of Audit Committee

The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Messrs. Frank Hunt (Chairman), Shane Mace and Brigham Tomco. The audit committee operates pursuant to a written charter adopted by the Board of Directors which may be found on our website www.solar3d.com. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the board.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Auditing Standard No. 16 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the audit committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2014 be included in the Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2015 for ratification by stockholders at the Company’s annual meeting.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Position
James B. Nelson	62	Chief Executive Officer and President
Tracy M. Welch	59	Chief Financial Officer
Abe Emard	38	Chief Executive Officer of Solar United Network, Inc.

The biographies for each of James B. Nelson and Abe Emard are contained in the information disclosures relating to the Company’s nominees for director.

Tracy M. Welch has served as our Chief Financial Officer since February 2015. Mr. Welch began his executive career 34 years ago with Marathon Oil, a fully integrated oil & gas publically held Fortune 100 company where he spent nine years in a variety of roles. Tracy recently served as the Controller of Maverik, a $2.4 billion Utah retail company with 270 locations from June 2014 until February 2015. From 2011 until 2013, Welch served as the Chief Financial Officer of Ambre Energy North America, a $400 million energy and mining firm, where he oversaw all financial reporting, investment and public offering activities. From 2010 until 2011, Mr. Welch served as the Treasurer of Verso Paper, a public paper manufacturer, where Mr. Welch oversaw financing and risk management activities. From 2009 until 2010, Mr. Welch served as the Treasurer of Hawkeye Energy, a $1 billion Iowa ethanol company and from 2007 until 2008 he served as the Chief Financial Officer of Global Ethanol, a $400 million Minnesota ethanol company. Mr. Welch worked for the Schwan Food Company (2002-2007) a $3.5 billion global frozen food manufacturer and distributor as Corporate Treasurer and later as Senior Vice-President, and Chief Financial Officer of their Global Food Service division where he oversaw the creation of the company’s treasury department, facilitated and structured company M&A activities, and oversaw risk management activities for the company. Mr. Welch previously worked from 1999 to 2001 as Treasurer of Iomega, Inc. a public $2 billion high tech manufacturer where he also oversaw investor relations. Earlier in his career Mr. Welch worked for large publicly held energy and manufacturing companies. Tracy received a Bachelor of Science degree in accounting from Utah State University and his MBA from the University of Utah. Mr. Welch was also previously a Certified Public Accountant in the State of Ohio.

EXECUTIVE COMPENSATION

 Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the Board of Directors. The following is a brief description of the key elements of our planned executive compensation structure.

•	Base salary and benefits are designed to attract and retain employees over time.
•	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
•
Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

•
Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Named Executive Officers.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our Board of Directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of Solar3D’s Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by the Board of Directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2014, all executive officer base salary decisions were approved by the Board of Directors.

Our Board of Directors determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the board proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We do not have a 401(k) Plan, but if we adopt one in the future, base salary would be the only element of compensation that would be used in determining the amount of contributions permitted under the 401(k) Plan.

Incentive Compensation Awards

Some Named Executives have been paid some discretionary bonuses but our Compensation Committee has not yet established a formal compensation policy for the determination of bonuses. If our revenue grows and bonuses become affordable and justifiable, we expect to use the following parameters in justifying and quantifying bonuses for our Named Executive Officers and our other officers: (1) the growth in our revenue, (2) the growth in our earnings before interest, taxes, depreciation and amortization, as adjusted, and (3) our stock price. Our compensation committee has not adopted specific performance goals and target bonus amounts for any of our fiscal years, but may do so in the future.

Equity Incentive Awards

Prior to adoption of the 2015 Equity Incentive Plan (see Proposal No. 5), our board had not yet adopted an equity incentive plan. We have however granted stock options to certain of our executive officers and directors.

Benefits and Perquisites

At this stage of our business we have limited benefits and no perquisites for our employees other than health insurance and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We do not have a 401(k) Plan or any other retirement plan for our Named Executive Officers.  We may adopt these plans and confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

Separation and Change in Control Arrangements

We are party to employment agreements with the former owners of SUNworks; Abe Emard, Emil Beitpolous and Mikhail Podnebesnyy.  None of them are eligible for specific benefits or payments if their employment or engagement terminates in a separation or if there is a change of control.

Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to the Named Executive Officers of Solar3D during the periods indicated:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)(4)	Option Awards(2)		Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

James B. Nelson, Chief	2014	$276,000	$0	$180,000	$0		0	0	0	$456,000
Executive Officer and President	2013	$270,000	$13,500	0	351,650	(3)	0	0	0	$635,150

Abe Emard, Chief	2014	$104,846	$41,735	0	0		0	0	0	$146,581
Executive Officer of SUNworks	2013		0	0	0		0	0

Emil Beitpolous,	2014	$104,846	$40,560	0	0		0	0	0	$145,406
President of SUNworks	2013		0	0	0		0	0

Mikhail Podnebesnyy,	2014	$104,846	$34,885	0	0		0	0	0	$139,731
Vice President of SUNworks	2013		0	0	0		0	0

(1)
The amount reflected in this column is the compensation cost recognized by the Company during fiscal years 2012 and 2013 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made in 2013 and 2012.  The fair value of each restricted stock grant is estimated on the date of grant using the closing price of our common stock on the date of the grant as reported on the OTC-QB Market.

(2)
The amount reflected in this column is the compensation cost recognized by the Company during fiscal years 2012 and 2013 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made in 2013 and 2012.  The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.

(3)
On July 22, 2010, Mr. Nelson was granted nonqualified stock options to purchase 576,924 shares of our common stock at an exercise price of $1.30 per share exercisable until July 22, 2017 in consideration for his services to us.  These stock options vest 1/36th per month, commencing on August 21, 2010, on a monthly basis for as long as Mr. Nelson is an employee or consultant of Solar3D.  On November 1, 2012, Mr. Nelson was granted nonqualified stock options to purchase 192,308 shares of our common at an exercise price of $0.26 per share exercisable on a cash or cashless basis until November 1, 2019 for his services to us.  These stock options vest according to the following schedule: 53,419 on the date of grant, 5,342 on the first day of each month thereafter commencing on December 1, 2012 until December 1, 2014, and then 5,342 on January 1, 2015; provided Mr. Nelson is an employee or consultant of Solar3D.

(4)
On September 23, 2013, Mr. Nelson was granted 769,231 restricted shares of our common stock.  These shares vest according to a schedule of performance goals which is described below under “Restricted Stock.”  As of December 31, 2014, half of the restricted stock in this award had vested and issued, based on the achievement of two performance milestones: the achievement of $10,000,000 in revenues in a 12-month period of time and the achievement of $10,000,000 in market value.  The vesting of the second half of the shares is based on the achievement of $2,000,000 in GAAP Net Profit in a 12-month period.

Employment Agreements

We have not entered into any employment agreements with our executive officers to date, except for employment agreements at will with the three executive officers of Solar United Networks, Inc., the Company’s wholly owned subsidiary. Each of these employment agreements provides for a base annual salary of $100,000 with the potential for periodic bonuses and equity incentive awards at the discretion of the Company’s Board of Directors. In October 2014, our Board of Directors approved increases in the annual base salaries to $120,000.

We subsequently entered into an employment agreement at will with the chief executive officer of MD Energy, Inc., the Company’s wholly owned subsidiary acquired on March 2, 2015. We may enter into employment agreements with other executive officers in the future.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers at December 31, 2014.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have not Vested		Market Value of Shares of Stock that Have not Vested

James B. Nelson,	576,924	(1)	0	$1.30	7/22/17
Chief Executive Officer and President	186,966	(2)	5,341	$0.26	11/1/19	384,616	(3)	68,077	(4)
_________________________

(1)
On July 22, 2010, Mr. Nelson was granted nonqualified stock options to purchase 576,924 shares of our common stock at an exercise price of $1.30 per share exercisable until July 22, 2017 in consideration for his services to us.  These stock options vest 1/36th per month, commencing on August 21, 2010, on a monthly basis for as long as Mr. Nelson is an employee or consultant of Solar3D.

(2)
On November 1, 2012, Mr. Nelson was granted nonqualified stock options to purchase 192,308 shares of our common at an exercise price of $0.26 per share exercisable on a cash or cashless basis until November 1, 2019 for his services to us. These stock options vest according to the following schedule: 53,419 on the date of grant, 5,342 on the first day of each month thereafter commencing on December 1, 2012 until December 1, 2014, and then 5,342 on January 1, 2015; provided Mr. Nelson is an employee or consultant of Solar3D.  As of January 1, 2015, all of Mr. Nelson’s options are fully vested.

(3)
On September 23, 2013, Mr. Nelson was granted 769,231 restricted shares of our common stock.  These shares vest according to a schedule of performance goals which is described below under “Restricted Stock.”  As of December 31, 2014, half of the restricted stock in this award had vested and issued, based on the achievement of two performance milestones: the achievement of $10,000,000 in revenues in a 12-month period of time and the achievement of $10,000,000 in market value. The vesting of the second half of the shares is based on the achievement of $2,000,000 in GAAP Net Profit in a 12-month period.

(4)	Based on the last sale price of the Company’s common stock as quoted on the OTC-QB Market at the closing on December 31, 2014, which was $4.60 per share.

Restricted Stock

During fiscal year ended December 31, 2014, we granted an aggregate of 1,061,539 restricted stock awards to certain of our employees. The shares subject to the awards vest and will become issuable upon the achievement of the certain milestones as follows:

Restricted Shares	Company Performance Goals
353,847
The Company's aggregate net income from operations, for the trailing 4 quarters, as reported in the Company's quarterly or annual financial statements, equals or exceeds $2,000,000.  For further clarification, net income shall the defined as the Gross Profit minus Total Operating Expenses, as reported on the Company's financial statements.

353,847
The Company's aggregate net income from operations, for the trailing 4 quarters, as reported in the Company's quarterly or annual financial statements, equals or exceeds $3,000,000.  For further clarification, net income shall the defined as the Gross Profit minus Total Operating Expenses, as reported on the Company's financial statements.

353,845
The Company's aggregate net income from operations, for the trailing 4 quarters, as reported in the Company's quarterly or annual financial statements, equals or exceeds $4,000,000.  For further clarification, net income shall the defined as the Gross Profit minus Total Operating Expenses, as reported on the Company's financial statements.

After a particular Company Performance Goal has been met, the Restricted Shares associated with that particular Company Performance Goal shall be eligible for vesting (the “Eligible Restricted Shares”). The Eligible Restricted Shares shall vest on a monthly basis, based on the following formula:

                                                                                           Vesting Percentage x Prior Monthly Trade Value
Monthly Number of Vested Shares   =              ----------------------------------------------
                                                                                             Fair Market Value of the Company's Shares

The Monthly Trade Value of the Company’s Shares shall mean the aggregate sum of the Daily Trade Value in a calendar month. The Daily Trade Value is defined as the closing trade price of the Company’s common stock multiplied by the daily trade volume.  For example, if the closing trade price was $1.00 and the daily trade volume on that day was 500,000 shares, then the Daily Trade Value for that day would be $500,000.  If the Company’s common stock is no longer publicly traded, then the Board of Directors in good faith shall determine the Monthly Number of Vested Shares.  If the Prior Monthly Trade Value is less than $50,000, then zero Eligible Restricted Shares shall vest for that month.  The monthly vested shares, if any, shall be issued to the Grantee within five (5) business days after the last day of each month.

Option Exercises and Stock Vested

Mark Richardson exercised 23,504 stock options during the fiscal year ended December 31, 2014.

Director Compensation

The following table sets forth certain information regarding the compensation paid to our directors (excluding compensation included in the Summary Compensation Table above) during the fiscal year ended December 31, 2014:

Director Compensation

Name	Fees earned or cash paid ($)	Stock Awards ($)	Option Awards($)	All other compensation ($)	Total ($)

Mark J. Richardson	-	-	-	-	-
Abe Emard	-	-	-	-	-
Frank Hunt	-	-	38,462	-	38,462
John Van Slooten	-	-	38,462	-	38,462

Commencing in December 2014, our non-employee Board members are paid $1,500 for attendance in-person or telephonically at each board meeting. Directors may also be reimbursed their expenses for travelling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business. There are currently no other cash compensation arrangements in place for members of the Board of Directors acting as such.

Securities authorized for issuance under equity compensation plans.

As of December 31, 2014, we did not have any equity compensation plans in place. We have granted options and restricted stock awards to our officers and directors, but such issuances have not been pursuant to an equity incentive plan.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Solar3D, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2015 Proxy Statement, as such compensation is disclosed in the Company’s 2015 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 and below in Proposal 4 will not be construed: (1) as overruling any decision by the Board of Directors, any board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any board committee or the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS WHO ARE NAMED IN THIS PROXY STATEMENT’S SUMMARY COMPENSATION TABLE.

PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 3 above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “Named Executive Officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s Named Executive Officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our stockholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT AN ADVISORY STOCKHOLDER VOTE EVERY THREE YEARS ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY COMPENSATION TABLE FOR THAT YEAR.

PROPOSAL 5
APPROVAL OF THE SOLAR 3D, INC. 2015 EQUITY INCENTIVE PLAN

The Board of Directors has adopted the Solar3D, Inc. 2015 Equity Incentive Plan, in the form of Exhibit A hereto (the “2015 Plan”), subject to shareholder approval to the extent set forth therein.

The purpose of the 2015 Plan is to retain executives and selected employees and consultants and reward them for making contributions to our success. These objectives are accomplished by making long-term incentive awards under thereby providing participants with a proprietary interest in our growth and performance.

Summary of the 2015 Plan

The 2015 Plan was adopted by the board in October 2015. The 2015 Plan will terminate on the tenth anniversary of the date of its adoption by the board, unless earlier terminated by the board.  The maximum number of shares of common stock that may be issued under the 2015 Plan is 2,500,000. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2015 Plan and to preserve the value of awards.

Administration. The Board of Directors administers the 2015 Plan. The term “Administrator” is used in this proxy statement to refer to the person (the board and its delegates) charged with administering the 2015 Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock, deferred stock, other stock-based awards, or cash awards, and any such award may be a performance-based award. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2015 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2015 Plan are conclusive and bind all parties.

Eligibility. Participation is limited to employees, non-employee directors, as well as consultants and advisors who are selected by the Administrator to receive an award. The group of persons from which the Administrator will select participants consists of all employees of the Company.

Stock Options. The Administrator may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2015 Plan: incentive stock options, or “ISOs”, which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

The exercise price of an ISO cannot be less than the fair market value of the common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights, or SARs, under the 2015 Plan. An SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Stock Awards; Restricted Stock. The 2015 Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other awards under the 2015 Plan may also be settled with restricted stock. The 2015 Plan also provides for deferred grants (“deferred stock”) entitling the recipient to receive shares of common stock in the future on such conditions as the Administrator may specify. Any stock award or award of deferred stock resulting in a deferral of compensation subject to Section 409A of the Code will be construed to the maximum extent possible consistent with the requirements of Section 409A of the Code.

Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of performance awards intended to qualify for exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Administrator will use objectively determinable measures of performance in accordance with Section 162(m) that are based on any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuances of debt or equity) or refinancings. The Administrator will determine whether the performance targets or goals that have been chosen for a particular performance award have been met.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2015 Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

Change in Control. In the event of a Change in Control (as defined in the 2015 Plan),  each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2015 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control.

Amendment. The Administrator may at any time or times amend the 2015 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2015 Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an award so as to affect adversely the participant’s rights under the award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2015 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2015 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income for regular income tax purposes upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. A corresponding deduction is available to the Company. Any additional gain recognized in the disqualifying disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, if the disqualifying disposition is an arm’s length sale at less than the fair market value of the shares at time of exercise, the optionee’s ordinary income, and the Company’s corresponding deduction, are limited to the excess, if any, of the amount realized on the sale over the amount paid by the optionee for the stock. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83(b) election” in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. If an ISO is exercised for restricted stock, a timely 83(b) election will have the effect, in general, of fixing the amount taken into account for alternative minimum tax purposes at the excess of the fair market value of the shares at time of exercise over the exercise price. However, for regular income tax purposes the ordinary income and corresponding Company deduction associated with a disqualifying disposition of stock acquired upon exercise of an ISO, where the stock was restricted at time of exercise but vested prior to the disposition, would be determined by reference to the fair market value of the shares on the date of vesting whether or not the optionee made an 83(b) election.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether a participant has received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including the payment consisting of accelerated vesting of awards, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Under Section 162(m) of the Code, certain remuneration in excess of $1 million may be nondeductible if paid to any “covered employee” of a publicly held corporation (generally the corporation’s chief executive officer and its next three most highly compensated executive officers, excluding the chief financial officer, in the year that the compensation is paid). Stock options issued under the 2015 Plan are intended to qualify for exemption from the Section 162(m) deduction limit.

Stock options awarded under the 2015 Plan are intended to be exempt from the rules of Section 409A of the Code and guidance issued thereunder and will be administered accordingly. However, neither the Company nor the Administrator, nor any person affiliated with or acting on behalf of the Company or the Administrator, will be liable to any participant or to the estate or beneficiary of any participant by reason of any acceleration of income, or any additional tax or interest penalties, resulting from the failure of an award to satisfy the requirements of Section 409A of the Code.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to approve the Solar3D, Inc. 2015 Equity Incentive Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE SOLAR 3D, INC. 2015 EQUITY INCENTIVE PLAN.

PROPOSAL 6
APPROVAL OF AMENDED AND RESTATED BYLAWS

The Company’s Board of Directors has approved, subject to shareholder approval at the Annual Meeting, Amended and Restated Bylaws in the form of Exhibit B hereto. If the Amended and Restated Bylaws are approved by shareholders at the Annual Meeting, they will be effective upon such approval.

The board reviews the Company’s corporate governance and organizational documents and has determined that its bylaws should be revised and updated to include and revise certain provisions to reflect the changes in and requirements of the Company’s business. The following is a brief summary of the changes to the previous bylaws.  This discussion is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are attached hereto as Exhibit B.

Certain Amendments to Our Bylaws

•	amending the provision for when annual shareholder meetings may be held;
•	amending the provision for who can call annual and special meetings of the shareholders;
•	amending the notice requirement for stockholder actions by written consent;
•	fixing the number of directors to be not less than one nor more than fifteen;
•	adding provisions for shareholder proposals;
•	amending the provisions relating to the appointment and duties of officers; and
•	amending the provisions for amendment of the bylaws.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock outstanding as of the record date is needed to approve the Amended and Restated Bylaws.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 6:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE SOLAR 3D, INC. AMENDED AND RESTATED BYLAWS.

PROPOSAL 7
APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Company’s Board of Directors has approved, subject to shareholder approval at the Annual Meeting, an Amended and Restated Certificate of Incorporation in the form of Exhibit C hereto. If the Amended and Restated Certificate of Incorporation is approved by shareholders at the Annual Meeting, the Company will file it promptly thereafter with the Secretary of State of Delaware, and it will be effective upon such filing.

The board reviews the Company’s corporate governance and organizational documents and has determined that its certificate of incorporation should be revised and updated to include and revise certain provisions to reflect the changes in and requirements of the Company’s business. The following is a brief summary of the changes to the current certificate of incorporation. This discussion is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit C.

Certain Amendments to Our Certificate of Incorporation

•	Adding a provision to allow for directors to make, alter or repeal the bylaws;
•
Adding a provision requiring the Company to indemnify all persons whom it has power to indemnify under Section 145 of the Delaware General Corporation Law against any and all expenses and liabilities covered by said section, and to advance expenses to the fullest extent permitted by said section.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock outstanding as of the record date is needed to approve the Amended and Restated Certificate of Incorporation.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 7:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE SOLAR 3D, INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

/s/ James B. Nelson,
Director and CEO

Exhibit A

SOLAR 3D, INC.
2015 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1 The purpose of this 2015 Equity Incentive Plan (this “Plan”) of  Solar 3D, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

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3.2 Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)           determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)           grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)           approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)           construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)           cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)           accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)           adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)           determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)           determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

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(j)           acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)           determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit.  The maximum number of shares of Common Stock that may be issued under the Plan shall initially be 2,500,000 (the “Share Limit”).  The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

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5.	AWARDS

5.1 Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4 Restricted Shares.

(a)           Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

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(b)           Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)           Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5 Restricted Share Units.

(a)           Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)           Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c)           Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award.   Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.  An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

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5.1.7 Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including, but not limited to, the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

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5.2.5 Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7 Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 20% of the shares of Common Stock issuable under the Plan.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,000,000 shares of Common Stock.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;
•	cash, check payable to the order of the Corporation, or electronic funds transfer;
•	notice and third party payment in such manner as may be authorized by the Administrator;
•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;
•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or
•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

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In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the OTCQB or other principal stock market or exchange on which the Common Stock is then traded for the date in question. If the Common Stock is no longer traded on any stock exchange or market as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)
the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

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5.9 Vesting.  Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-fourth of the total number of shares subject to the award on each of the first, second, third and fourth anniversaries of the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2 For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)	conviction of a felony or a crime involving fraud or moral turpitude; or
(ii)
theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)
intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control, including violation of a non-competition or confidentiality agreement; or

(iv)	willful failure to follow lawful instructions of the person or body to which participant reports; or
(v)	gross negligence or willful misconduct in the performance of participant’s assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3 For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

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6.2 Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1 Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control.  Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)             a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

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(ii)            the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)           the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 7.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3 Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4 Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

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7.5 Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)           require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)           deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

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In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination.  This Plan was approved by the Board and became effective on October __, 2015.  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on October __, 2025. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

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8.8.3 Plan Construction.

(a) Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m).  Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c) Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d) No Guarantee of Favorable Tax Treatment.  Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

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8.11 Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

As adopted by the Board of Directors of Solar3D, Inc. on October __, 2015.

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Exhibit B

AMENDED AND RESTATED

BYLAWS

OF

SOLAR3D, INC.

 (A Delaware corporation)

_________________________________________________________

ARTICLE I
STOCKHOLDERS

1.1           CERTIFICATES REPRESENTING STOCK.

(a)           Execution of Certificate.  Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation representing the number of shares owned by him in the corporation.  If such certificate is countersigned by a transfer agent other than the corporation or its employee or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

(b)           Legends.  Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Delaware General Corporation Law, 8 Del. C. § 101 et seq. (the “General Corporation Law”)  Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

(c)           Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

(d)           Book Entry Form.  Notwithstanding anything herein contained to the contrary, the corporation may issue shares of its stock in uncertificated or book-entry form.  In such event, the corporation’s transfer agent and registrar shall keep appropriate records indicating (a) the person to whom such uncertificated shares of stock were issued, (b) the number, class and designation of series, if any, of shares of stock held by such person and (c) other information deemed relevant to the corporation.

1.2           FRACTIONAL SHARE INTERESTS.

The corporation may, but shall not be required to, issue fractions of a share.

1.3           STOCK TRANSFERS.

Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

1.4           RECORD DATE FOR STOCKHOLDERS.

(a)           Voting; Meeting Notice.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

(b)           Dividend or other Rights Regarding Shares.  In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action.  If no record date has been fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

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1.5.           MEANING OF CERTAIN TERMS.

As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, including any preferred stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance thereof.

1.6.           STOCKHOLDER MEETINGS.

(a)           Time.  The annual meeting shall be held each year on the date and at the time fixed, from time to time, by the Board of Directors.  Special meetings shall be held on the date and at the time fixed by the directors.

(b)           Place.  Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the Board of Directors may, from time to time, fix.  Whenever the Board of Directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

(c)           Call.  Annual meetings and special meetings may be called by the Board of Directors or by any officer instructed by the Board of Directors to call the meeting or by stockholders owning not less than 75% of the voting stock of the corporation.

(d)           Notice. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting.  The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting), state such other action or actions as are known at the time of such notice.  The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect.  Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty (60) days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his address as it appears on the records of the corporation.  Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail.  Electronic notice shall be effective as written notice and shall be deemed to be given when sent to each stockholder consenting to notices by electronic mail.

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(e)             Notice to Stockholders Sharing an Address.  Without limiting the manner by which notice may be effectively given to stockholders, to the extent permitted by Section 233 of the General Corporation Law, a notice to stockholders shall be effective if given by single written notice to stockholders sharing an address if consented to by such stockholders at that address to whom notice is given and if such consent has not been revoked as provided by law.  Any stockholder who fails to object in writing to the corporation within sixty (60) days of having been given written notice by the corporation of its intent to send a single notice to multiple stockholders sharing an address with that stockholder shall be deemed to have consented to receiving such single written notice.

(f)           Notice of Adjourned Meeting.  If a meeting is adjourned to another time, not more than thirty (30) days hence, and/or to another place, and if an announcement of the adjourned time and place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting.

(g)           Waiver of Notice.  Notice need not be given to any stockholder who submits a written waiver of notice by him before or after the time stated therein.  Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

(h)           Stockholder List.  There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in these Bylaws shall require the corporation to provide electronic mail addresses or other electronic mail information as a part of such list.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either (i) on a reasonably accessible electronic network available only to stockholders, provided that information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation.  .  If the meeting is to be held at a physical location, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the list is maintained on a reasonably accessible electronic network in accordance with (i) above, it shall be open to the examination of any stockholder during the duration of the meeting, and the information required to access such list shall be provided with the notice of the meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

(i)           Conduct Of Meeting.  Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting:  the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders.  The Secretary of the corporation, or, in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman for the meeting shall appoint a secretary of the meeting.

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(j)           Proxy Representation.  Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, including, without limitation, by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting.  Every proxy must be signed by the stockholder or by his attorney-in-fact.  No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

(k)           Inspectors And Judges.  The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof.  If an inspector or inspectors or judge or judges are not appointed in advance, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges.  In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the person presiding thereat. Each inspector or judge, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

(l)           Quorum.  Except as the General Corporation Law or these Bylaws may otherwise provide, the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum at a meeting of stockholders for the transaction of any business.  The stockholders present may adjourn the meeting despite the absence of a quorum.  When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

(m)           Voting.  Each stockholder entitled to vote in accordance with the terms of the certificate of incorporation and of these Bylaws, or, with respect to the issuance of Preferred Stock, in accordance with the terms of a resolution or resolutions of the Board of Directors, shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder.  In the election of directors, a plurality of the votes present at the meeting shall elect.  Any other action shall be authorized by a majority of the votes cast except where the certificate of incorporation or the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power.  Voting by ballot shall not be required for corporate action except as otherwise provided by the General Corporation Law or these Bylaws.

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1.7.           Stockholder Action Without Meetings.

Any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date therefor had been the date consents signed by a sufficient number of holders to take the action were delivered to the corporation as required by statute and these Bylaws, and shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

1.8.           Notice Of Stockholder Business.

(a)           Generally.  At any annual or special meeting of the stockholders or upon written consent of the stockholders without a meeting, only such business shall be conducted as shall have been brought before the meeting (A) pursuant to the corporation’s notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in these Bylaws.  To the extent that a special meeting is called by stockholders having the ownership threshold set forth in these Bylaws, only the stockholders requesting such meeting and the corporation may propose business to be conducted at such special meeting.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Bylaw.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

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(b)           Stockholder Proposals Relating to Nominations for and Election of Directors.

Nominations by a stockholder of candidates for election to the Board of Directors by stockholders at a meeting of stockholders or upon written consent without a meeting may be made only if the stockholder complies with the procedures set forth in this Bylaw, and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders.

(i)           Eligibility.  A proposal by a stockholder for the nomination of a candidate for election by stockholders as a director at any meeting of stockholders at which directors are to be elected or upon written consent without a meeting may be made only by a stockholder who (A) was a stockholder of record at the time of giving of notice provided for in this Bylaw, (B) is entitled to vote at the meeting, (C) complies with the notice procedures set forth in this Bylaw, and (D) holds not less than 5%  of the shares of stock entitled to vote at the meeting, and who gives notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified herein.

(ii)          Timing.  In the case of an annual meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than ninety  (90) days nor more than one hundred twenty (120) days before the first anniversary of the date on which the corporation held its annual meeting in the  immediately preceding year; provided, however, that in the case of an annual meeting of stockholders (A) that is called for a date that is not within thirty (30) days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the corporation did not have an annual meeting of stockholders in the prior year any such written proposal of nomination must be received by the Board of Directors not less than ten days after the earlier of the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission (the “SEC”) or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than ten days after the earlier of the date that the corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held or shall have issued a press release, filed a periodic report with the SEC or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent with respect to the election by stockholders of a candidate as director, the stockholder seeking to have the stockholders elect such candidate by written consent shall submit a written proposal of nomination to the Board of Directors not less than forty-five (45) days nor more than ninety (90) days prior to the record date for such election.

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(iii) Content of Notice. The written proposal of nomination required by this Bylaw shall set forth: (A) the name and address of the stockholder who intends to make the nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five (5) years, (D) the number of shares of capital stock of the corporation beneficially owned within the meaning of SEC Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock and the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges, (E) a description of any arrangement or understanding between each person so proposed and the stockholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.

If a written proposal of nomination timely submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors or a nominating committee established by it, to contain the information specified in the preceding paragraph of this Bylaw or is otherwise deficient (except as to timeliness), the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating stockholder shall have five (5) days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

(c)           Stockholder Proposals Relating to Matters Other Than Nominations for and Elections of Directors.

(i)           Eligibility.  A stockholder who (A) holds not less than 5% of the shares of stock entitled to vote, (B) was a stockholder of record at the time of giving of notice provided for in this Bylaw, (C) is entitled to vote at the meeting and (D) complies with the notice procedures set forth in this Bylaw, may bring a matter (other than a nomination of a candidate for election as a director) before a meeting of stockholders or for action by written consent without a meeting only (x) if such stockholder matter is a proper matter for stockholder action and (y) such stockholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified in this Bylaw; provided, however, that a proposal submitted by such a stockholder for inclusion in the corporation's proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies (including as to timeliness) with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) shall be deemed to have also been submitted on a timely basis pursuant to this Bylaw.

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(ii)          In the case of an annual meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than ninety (90) days nor more than one hundred twenty (120) days before the first anniversary of the date on which the corporation held its annual meeting of stockholders in the immediately preceding year; provided, however, that (A) in the case of an annual meeting of stockholders that is called for a date which is not within thirty (30) days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the corporation did not have an annual meeting of stockholders in the prior year, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than ten (10) days after the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the SEC or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than ten (10) days after the earlier of the date the corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held, issued a press release, filed a periodic report with the SEC or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent (other than the nomination of a candidate for election as a director), the stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Board of Directors, set forth the written proposal not less than forty-five (45) days nor more than ninety (90) days prior to the record date for the vote to be taken regarding such proposal.

(iii)         Content of Notice.  Such written notice of a proposal of a stockholder matter shall set forth information regarding such stockholder matter equivalent to the information regarding such stockholder matter that would be required under the proxy solicitation rules of the SEC if proxies were solicited for stockholder consideration of such stockholder matter at a meeting of stockholders.  In addition, such notice shall include (A) the name and address of the stockholder making the proposal, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the number of shares of capital stock of the corporation beneficially owned within the meaning of SEC Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock and the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges.

If a written notice of a proposal of a stockholder matter timely submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in this Bylaw or is otherwise deficient (except as to timeliness), the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder who submitted the written notice of presentation of a stockholder matter of such failure or deficiency in the written notice of presentation of a stockholder matter and such stockholder shall have five days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

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ARTICLE II
DIRECTORS

2.1           Functions And Definition.

The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation.  The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2.2.          Qualifications And Number.

A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware.  The number of directors constituting the entire Board of Directors shall be the number, not less than one nor more than fifteen (15), fixed from time to time by a majority of the total number of directors which the corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director.  The number of directors may be increased or decreased by the vote of stockholders holding not less than a majority of the voting stock of the corporation then outstanding or by majority vote of the directors then in office.

2.3           Election And Term.

(a)           Election.  The first Board of Directors, unless the members thereof shall have been named in the Certificate of Incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal.  Any director may resign at any time upon written notice to the corporation.  Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal.  Election of directors does not require election by ballot. Each director to be elected by stockholders shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present.

In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from any increase in the number of directors serving on the Board of Directors or the removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

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(b)           Resignations. Any director of the corporation may resign at any time by giving written notice to the Board or to the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(c)           Removal. The entire Board of Directors, or any individual Director, may be removed from office in the manner provided by the General Corporation Law.

2.4.          Meetings.

(a)           Time.  Meetings of the Board of Directors shall be held at such time as the Board shall fix.

(b)           First Meeting.  The first meeting of each newly elected Board may be held immediately after each annual meeting of the stockholders at the same place at which the meeting is held, and no notice of such meeting shall be necessary to call the meeting, provided a quorum shall be present.  In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and place as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and place as shall be fixed by the consent in writing of all of the directors.

(c)           Place.  Meetings, both regular and special, shall be held at such place within or without the State of Delaware as shall be fixed by the Board. Directors may participate in any regular or special meeting of the Board (or any committee of the Board) by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

(d)           Call.  No call or notice of meeting shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, or the President, or of a majority of the directors in office.

(e)           Notice Or Actual Or Constructive Waiver.  No notice shall be required for regular meetings for which the time and place have been fixed.  Written, oral, or any other mode of notice of the time and place shall be given for special meetings at least twenty-four hours prior to the meeting.  The notice of any meeting need not specify the purpose of the meeting.  Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.

Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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(f)           Quorum And Action.  A majority of the Board then in office shall constitute a quorum, except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third (1/3) of the whole Board. Any director may participate in a meeting of the Board by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board shall constitute presence in person at such meeting.  A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the act of the Board shall be the act by vote of a majority of the directors present at a meeting, a quorum being present.  The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board.

(g)           Chairman Of The Meeting.  The Chairman of the Board, if any and if present and acting, shall preside at all meetings.  Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

(g)           The Chairman Of The Board Of Directors. The Chairman of the Board of Directors, and any Vice-Chairman of the Board, may be elected by a majority vote of the Board of Directors and shall serve until the meeting of the Board of Directors next following the Annual Meeting of the Stockholders at which a Chairman, and any Vice-Chairman, shall be newly elected or re-elected from amongst the Directors then in office.

2.5           Committees.

The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, that no committee shall have power or authority in reference to the following matters:  (i) approving, adopting or recommending to the stockholders any action or matter (other than the election or removal of directors) expressly required by statute to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any portion of these Bylaws.  In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

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2.6           Action In Writing.

Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee; provided that such filing may be maintained in electronic form if the records of all meeting minutes are so maintained.

2.7.          Vacancies.

Between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from any increase in the number of directors serving on the Board of Directors or the removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director, per General Corporation Law Section 223(a)(1).

2.8           Compensation.

The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the corporation or its subsidiaries in any other capacity and receiving compensation therefor.

ARTICLE III
OFFICERS

3.1.          Executive Officers.

The directors may elect or appoint a Chairman of the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents (one or more of whom may be denominated "Executive Vice President"), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as they may determine. If the Corporation has a General Counsel or Chief Legal Officer then, whether or not official action of the Board or the Corporation is taken to appoint such person a Vice President, such person shall be deemed to be a Vice President of the Corporation. Any number of offices may be held by the same person.  The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

3.2.          Term Of Office:  Removal.

Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.  The Board of Directors may remove any officer for cause or without cause.

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3.3.          Authority And Duties.

All officers, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided in these Bylaws, or, to the extent not so provided, by the Board of Directors.

3.4.          Chief Executive Officer.

The Chief Executive Officer shall, subject to the discretion of the Board of Directors, have general supervision and control of the corporation’s business and such duties as may from time to time be prescribed by the Board of Directors.

3.5.          President.

The President shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board of Directors, at the meeting of the Board of Directors, shall, subject to the discretion of the Board of Directors, have general supervision and control of the corporation’s business and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of a separately designated Chief Executive Officer, the President shall be the Chief Executive Officer and, in the case where there is a separately designated Chief Executive Officer, shall be the Chief Operating Officer of the corporation. In addition to those powers delegated to the President by the Board of Directors, the President shall have the power to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

3.6.          Vice Presidents.

Any Vice President that may have been appointed, in the absence or disability of the President, shall perform the duties and exercise the powers of the President, in the order of their seniority, and shall perform such other duties, and have such other powers, as the Board of Directors shall prescribe.

3.7.          Secretary.

The Secretary shall keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors.  The Secretary (or in his absence, an Assistant Secretary, but if neither is present another person selected by the Chairman for the meeting) shall have the duty to record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose.

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3.8.          Chief Financial Officer And Treasurer.

The Chief Financial Officer shall be the Treasurer, unless the Board of Directors shall elect another officer to be the Treasurer.  If the Chief Financial Officer is not the Treasurer, the Chief Financial Officer nevertheless shall be the principal financial and accounting officer of the corporation to whom the Treasurer shall report The Treasurer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the corporation.  If required by the Board of Directors, the Treasurer shall give the corporation a bond for such term, in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

3.9           Compensation.

The salaries, and all other compensation (including benefits) of all executive officers of the corporation shall be fixed by the Board or by such committee of the Board as may be designated from time to time by a resolution adopted by a majority of the Board.

ARTICLE IV
CORPORATE SEAL
AND
CORPORATE BOOKS

4.1.           Seal. The corporate seal shall be in such form as the Board of Directors shall prescribe.  The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.  The corporation may adopt for any transaction, without the specific leave of the directors, a seal which is different from its customary and usual seal; and it shall be sufficient in any document requiring the seal of the corporation if the officer executing such document on behalf of the corporation, being authorized to do so, writes or prints the word "Seal" or makes some similar mark.

4.2.           Books.  The books of the corporation may be kept within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, determine.

ARTICLE V
FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors. Initially, the fiscal year of the corporation shall be the calendar year.

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ARTICLE VI
INDEMNITY

6.1. Indemnification of Officers, Directors, Employees and Agents; Insurance.

(a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, trustee, agent or fiduciary of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, trustee, agent, fiduciary, or in any other capacity, while serving as a director, officer, employee, agent, trustee or fiduciary of another corporation shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitees in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, trustee, agent, fiduciary or in any other capacity, and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in paragraph (c) hereof with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or is subsequently ratified by the Board of Directors of the corporation. The corporation shall not be liable to indemnify the indemnitee with regard to any award in any proceeding if the corporation was not given a reasonable and timely opportunity, at its expense, to meaningfully participate in the defense of such proceeding.

(b) Right to Advancement of Expenses. The right to indemnification conferred in paragraph (a) of this Section shall include the right to be paid by the corporation the expenses (including attorneys' fees) incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if and to the extent that the General Corporation Law so requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

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(c) Written Request. To obtain indemnification under this Bylaw, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. If and to the extent that applicable law requires a determination as to the claimant’s entitlement to indemnification or advancement hereunder, upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph (c), a determination shall be made as follows: (1) if a determination by Independent Counsel is requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a change of control of the corporation, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board. If is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

(d) Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in paragraphs (a) and (b) of this Section shall be a contract between the corporation and each director or officer of the corporation who serves or served in such capacity at any time while this Article VI is in effect. Any repeal or modification of this Article VI or any repeal or modification of relevant provisions of the General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification of such director or officer or the obligations of the Corporation hereunder. If a claim under paragraph (a) or (b) of this Section is not paid in full by the corporation within thirty (30) days after a written claim pursuant to paragraph (c) has been received by the corporation, or in the case of a claim for advancement of expenses, in which case the applicable period shall also be thirty (30) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit, whether pursuant to paragraph (c) above or otherwise, that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 6.1 or otherwise shall be on the corporation.

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(e) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation's certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

(f) Insurance. The corporation shall maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law, provided that such insurance is available on acceptable terms, which determination shall be made by the Board of Directors or by a committee thereof.

(g) Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent and in accordance with the terms authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

(h) For purposes of this Section, references to "the corporation" shall include, in addition to the corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section with respect to the corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this Section, references to "serving at the request of the corporation" shall include any service as director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Section.

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(j) Notwithstanding anything else in this Article VI, in the event that the express provisions of the General Corporation Law relating to indemnification of, or advancement of expenses by the corporation to, persons eligible for indemnification or advancement of expenses under this Article VII are amended to permit broader indemnification or advancement of expenses, then the corporation will provide such indemnification and advancement of expenses to the maximum extent permitted by the Delaware General Corporation Law.

(k) If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each indemnitee of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the full extent permitted by applicable law.

(l) If a determination shall have been made pursuant to paragraph (c) of this Bylaw that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (d) of this Bylaw.

(m) The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (d) of this Bylaw that the procedures and presumptions are not valid, binding and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of this Bylaw.

(n) For purposes of this Bylaw:

(i)	"Disinterested Director" means a director of the corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant; and

(ii)
"Independent Counsel" means a law firm, a member of a law firm, or and independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the claimant in an action to determine the claimant's rights under this Bylaw.

(o)           To the fullest extent permitted by law, no amendment, repeal or modification of the applicable provisions of the General Corporation Law or of the foregoing provisions of this Article VI shall adversely affect any right or protection hereunder of any person with respect to any act or omission occurring prior to the time of such amendment, repeal or modification.

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ARTICLE VII
AMENDMENTS

These Bylaws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors, or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.

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Exhibit C

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SOLAR3D, INC.
____________________________________________________

Solar3d, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that:

1. The name of the Corporation is Solar3d, Inc. The date of the filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 30, 2002 (the “Original Certificate”). The name under which the Corporation filed the Original Certificate was Machinetalker, Inc.

2. This Amended and Restated Certificate of Incorporation (this “Certificate”) amends, restates and integrates the provisions of the Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on January 30, 2002, as amended on September 7, 2004, April 3, 2009, September 10, 2010, January 15, 2014, February 24, 2015 and April 16, 2015 and was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (“DGCL”).

3. The Certificate of Incorporation is hereby amended and restated to read as follows:

FIRST: The name of the Corporation formed hereby (the “Corporation”) is Solar3D, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 615 South DuPont Highway, City of Dover, County of Kent, State of Delaware 19901. National Corporate Research, Ltd. is the Corporation’s registered agent at that address.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH:  A.           Classes and Number of Shares.  The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred Five Million (205,000,000).  The classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.           Two Hundred Million (200,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”); and

2.           Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

B. Blank Check Powers.  The Corporation shall have the authority, from time to time, to issue one or more classes of the Preferred Stock in one or more series.  The Board of Directors shall have authority to establish and designate classes and series within such classes, and to fix the number of shares included in each such class or series and the variations in the relative rights, preferences and limitations as between classes or series. Shares of each such class, and each series within such class when issued shall be designated to distinguish the shares of each series from shares of all other classes and series.

The authority of the Board of Directors with respect to each class, or each series within a class shall include, but not be limited to, determination of the following:

(a)	the designation of the class or series, which may be by distinguishing number, letter or title;
(b)
the number of shares of the class or series, which number the Board of Directors (except where otherwise provided in the resolution of the Board of Directors providing for the issuance of such class or series, as set forth in the certificate of designations filed in accordance with Section 151(g) of the DGCL (the “Preferred Stock Designation”) thereafter may increase or decrease (but not below the number of shares thereof then outstanding);

(c)
the amounts payable on, and the preferences, if any, of shares of the class or series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative, and senior or subordinate to dividends payable respecting other securities of the Corporation;

(d)	the dates on which such dividends, if any, shall be payable;
(e)	the redemption and or call rights and price or prices, if any, for shares of the class or series;
(f)	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;
(g)
the amounts payable on, and the preferences, if any, of shares of the class or series in the event of any voluntary or involuntary liquidation , dissolution or winding up of the affairs of the Corporation;

(h)
whether the shares of the class or series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such share shall be convertible or exchangeable and all other terms, conditions and limitations respecting such conversion or exchange;

(i)	restrictions on the issuance of shares of the same class or series or of any other class or series;
(j)	the voting rights if any, of the holders of shares of the class or series;
(k)	rights, if any, of the holders of shares of the class or series to nominate directors to the Board of Directors of the Corporation; and
(l)	all other rights and preferences, if any, of the holders of the shares of the series, including rights, if any, to designate members of the board of directors of the Corporation.

2

The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.  The holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders and the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, except as otherwise may be provided in this Certificate of Incorporation, in a Preferred Stock Designation or otherwise required by applicable law.

The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

The authorized and treasury stock of the Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine.  Stockholders, unless expressly having been granted such rights pursuant to separate agreement of the Corporation, shall not have pre-emptive rights to acquire unissued shares of stock of the Corporation.  The election of directors need not be by written ballot, except and to the extent otherwise provided in the Bylaws.

FIFTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors shall the power to make, alter, or repeal the Bylaws, and to adopt any new Bylaw.

SIXTH: To the fullest extent that the DGCL, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither the amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

SEVENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.  The Corporation shall advance expenses to the fullest extent permitted by said section.  Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.  The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

3

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this _____ day of ____, 2015.

By: _____________

Name:
Title:

4

Solar3D™

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EST, on November 20, 2015.

Vote by Internet

- Go to **www.investorvote.com/SLTD**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3, 5, 6 and 7 and for "3 Years" on Proposal 4.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - James Nelson	☐	☐	02 - Abe Emard	☐	☐	03 - Mark J. Richardson	☐	☐
04 - Frank L. Hunt	☐	☐	05 - John D. Van Slooten	☐	☐	06 - Brigham Tomco	☐	☐
07 - Shane Mace	☐	☐						

Proposal	1 Year	2 Years	3 Years	Abstain
4. To recommend, by non-binding, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 2 5 2 8 0 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

026OFB

2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
Solar3D, Inc. Shareholders

November 20, 2015 9:00 a.m. Local Time
Grand America Hotel
555 Main Street, Salt Lake City, UT

Upon arrival, please present this admission ticket and photo identification at the registration desk.

<Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission ticket information here> <Insert admission

MAP GRAPHIC HERE

Directions here. Directions here.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Solar3D™

+

Proxy — Solar3D, Inc.

Notice of 2015 Annual Meeting of Shareholders

Grand America Hotel, 555 Main Street, Salt Lake City, UT 84111
Proxy Solicited by Board of Directors for Annual Meeting — November 20, 2015

James B. Nelson and Tracy M. Welch, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Solar3D, Inc. to be held on November 20, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Items 1, 2, 3, 5, 6 and 7 and for "3 Years" on Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +